UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

IMMUNE PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-51290	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 East 29th Street, Suite 940

New York, NY 10016

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 440-9310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 30, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Immune Pharmaceuticals Inc. (the “Company”), notified EisnerAmper LLP (“Eisner”) that it had determined not to engage Eisner as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and accordingly dismissed Eisner effective as of such date. On and effective as of that same date, the Company entered into an engagement letter with BDO USA, LLP (“BDO”), approved by the Audit Committee, and engaged BDO as the Company’s independent registered public accounting firm.

Eisner’s audit reports on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Current Report on Form 8-K, there were (i) no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter thereof in connection with its report; and (ii) during the fiscal years ended December 31, 2014 and 2013 and any subsequent interim period through June 30, 2015, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting, identified the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, relating to the Company’s lack of sufficient personnel and processes to adequately and timely process and approve certain financial transactions and significant contracts, and adequately and timely record certain complex financial transactions. The Audit Committee has discussed this matter with Eisner and management has begun to implement remediatory measures as disclosed in the Company’s periodic reports. The Company has authorized Eisner to fully respond to the inquiries of BDO concerning these matters.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BDO regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements.

The Company has provided Eisner with a copy of this Current Report on Form 8-K prior to the filing hereof and has requested that Eisner furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether Eisner agrees with the statements made by the Company concerning Eisner in this Current Report on Form 8-K. Eisner has furnished such letter, which letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission, dated July 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

Dated: July 2, 2015	By:	/s/ Gad Berdugo
		Name:	Gad Berdugo
		Title:	Chief Financial Officer